Exhibit 10.1

LEAFBUYER TECHNOLOGIES, INC.
2017 EQUITY INCENTIVE PLAN

1.             Purpose. The purpose of this Equity Incentive Plan (the “Plan”) is to advance the interests of Leafbuyer Technologies, Inc. (the “Company”) and its Affiliates (as defined below) by inducing eligible individuals of outstanding ability and potential to join and remain with, or to provide consulting or advisory services to, the Company or its Affiliates, by encouraging and enabling eligible employees, Outside Directors (as defined below), consultants, and advisors (each a “Participant” and collectively, “Participants”) to acquire proprietary interests in the Company, and by providing Participants with an additional incentive to promote the success of the Company. These purposes are accomplished by providing for the granting of Incentive Stock Options, Nonqualified Stock Options, and Restricted Stock (all as defined below) to eligible Participants.

2.             Definitions. As used in the Plan, the following terms have the meanings indicated:

(a)       “Affiliate” means a “parent corporation” or a “subsidiary corporation” (as set forth in Code Sections 424(e) and 424(f), respectively) of the Company.

(b)       “Applicable Withholding Taxes” means the aggregate minimum amount of federal, state, local, and foreign income, payroll, and other taxes that an Employer is required to withhold in connection with the grant, vesting, or exercise of any Award.

(c)        “Award” means an Incentive Stock Option, a Nonqualified Stock Option, or Restricted Stock.

(d)       “Beneficiary” means the person or entity designated by the Participant, in a form approved by the Company, to exercise the Participant’s rights with respect to an Award after the Participant’s death. If the Participant does not validly designate a Beneficiary, or if the designated person no longer exists, then the Participant’s Beneficiary shall be his or her estate.

(e)       “Board” means the Board of Directors of the Company.

(f)        “Cause” shall have the same meaning given to such term (or other term of similar meaning) in an Employment Agreement for purposes of termination of employment under such agreement, and in the absence of any such agreement or if such agreement does not include a definition of “Cause” (or other term of similar meaning), the term “Cause” shall mean (i) any material breach by the Participant of any agreement to which the Participant and the Company or an Affiliate are parties, (ii) any continuing act or omission to act by the Participant which may have a material and adverse effect on the Company’s business or on the Participant’s ability to perform services for the Company or an Affiliate, including, without limitation, the commission of any crime (other than minor traffic violations), or (iii) any material misconduct or material neglect of duties by the Participant in connection with the business or affairs of the Company or an Affiliate.

(g)       “Change in Control” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award agreement, any Employment Agreement or in a written contract of service, the occurrence of any of the following:

(i)           any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of Directors; provided, however, that the following acquisitions shall not constitute a Change in Control: (1) an acquisition by any such person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (2) any acquisition directly from the Company, including, without limitation, a public offering of securities, (3) any acquisition by the Company, (4) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (5) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or

(ii)         an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2(x)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

(iii)        a liquidation or dissolution of the Company.

provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) of this paragraph (g) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of incumbent Directors. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

(h)       “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any rulings or regulations promulgated thereunder.

(i)         “Committee” means the Board, the Compensation Committee of the Board, or such other committee of the Board as the Board appoints to administer the Plan; provided, however, that should Section 162(m) of the Code and Section 16 of the Securities Exchange Act of 1934 apply to Awards under the Plan, if any member of the Committee does not qualify as both an “outside director” for purposes of Code Section 162(m) and a “non-employee director” for purposes of Rule 16b-3, the remaining members of the Committee (but not less than two members) shall be constituted as a subcommittee of the Committee to act as the Committee for purposes of the Plan.

(j)         “Commission” means the U.S. Securities and Exchange Commission.

(k)        “Company” means Leafbuyer Technologies, Inc., a Nevada corporation, and any subsidiaries.

(l)         “Company Stock” means common stock, par value $0.001 per share, of the Company. In the event of a change in the capital structure of the Company affecting the common stock (as provided in Section 14), the shares resulting from such a change in the common stock shall be deemed to be Company Stock within the meaning of the Plan.

(m)       “Date of Grant” means the date on which the Committee grants an Award, or such future date as may be determined by the Committee.

(n)       “Disability” means a disability within the meaning of Code Section 22(e)(3).

(o)       “Employer” means the Company and each Affiliate that employs one or more Participants.

(p)       “Employment Agreement” means any written employment or other similar agreement between the Participant and the Company or an Affiliate.

(q)       “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(r)        “Fair Market Value” means on any given date the fair market value of Company Stock as of such date, as determined by the Committee. If the Company Stock is listed on a national securities exchange or traded on the over-the-counter market, Fair Market Value means the closing selling price or, if not available, the closing bid price or, if not available, the high bid price of the Company Stock quoted on such exchange, or on the over-the-counter market as reported by a National Securities Exchange, as such term is defined in Section 6 of the Exchange Act (an “Exchange”), or if the Company Stock is not listed on an Exchange, then by the National Quotation Bureau, Incorporated, on the day immediately preceding the day on which the Award is granted or exercised, as the case may be, or, if there is no selling or bid price on that day, the closing selling price, closing bid price, or high bid price on the most recent day which precedes that day and for which such prices are available.

(s)        “Incentive Stock Option” means an Option that qualifies for favorable income tax treatment under Code Section 422.

(t)        “Mature Shares” means shares of Company Stock for which the shareholder has good title, free and clear of all liens and encumbrances.

(u)       “Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

(v)       “Option” means a right to purchase Company Stock granted under the Plan, at a price determined in accordance with the Plan.

(w)      “Outside Director” means a member of the Board who is not an employee of, or a consultant or advisor to, the Company or an Affiliate as of the Date of Grant.

(x)        “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

(y)       “Participant” means any employee, Outside Director, consultant, or advisor (including independent contractors, professional advisors, and service providers) of the Company or an Affiliate who receives an Award under the Plan.

(z)        “Restricted Stock” means Company Stock awarded under Section 9 of the Plan.

(aa)      “Rule 16b-3” means Rule 16b-3 of the Commission promulgated under the Exchange Act. A reference in the Plan to Rule 16b-3 shall include a reference to any corresponding rule (or number redesignation) of any amendments to Rule 16b-3 enacted after the effective date of the Plan’s adoption.

(bb)     “Securities Act” means the Securities Act of 1933, as amended.

3.            Stock. Subject to Section 14 of the Plan, there shall be reserved for issuance under the Plan an aggregate of 5,000,000 shares of Company Stock, which may be authorized but unissued shares, or shares held in the Company’s treasury, or shares purchased from stockholders expressly for use under the Plan. In addition, shares allocable to Awards granted under the Plan that expire, are forfeited, are cancelled without the delivery of the shares, or otherwise terminate unexercised, may again be available for Awards under the Plan. For purposes of determining the number of shares that are available for Awards under the Plan, the number shall also include the number of shares surrendered by a Participant actually or by attestation or retained by the Company in payment of Applicable Withholding Taxes, and any Mature Shares surrendered by a Participant upon exercise of an Option or in payment of Applicable Withholding Taxes. Shares issued under the Plan through the settlement, assumption, or substitution of outstanding awards or obligations to grant future awards as a condition of an Employer acquiring another entity shall not reduce the maximum number of shares available for delivery under the Plan.

4.             Eligibility. Subject to the terms of the Plan, the Committee shall have the power and complete discretion, as provided in Section 13, to select Participants to receive an Award under the Plan; provided, however, that any Award shall be subject to the following terms and conditions:

(a)       Only those individuals who are employees (including officers) of the Company or an Affiliate at the Date of Grant shall be eligible to receive an Incentive Stock Option under the Plan.

(b)       All employees (including officers) and Outside Directors of, or consultants and advisors to, either the Company or an Affiliate at the Date of Grant shall be eligible to receive Nonqualified Stock Options, and Restricted Stock; provided, however, that Nonqualified Stock Options, and Restricted Stock may not be granted to any such consultants and advisors unless (i) bona fide services have been or are to be rendered by such consultant or advisor and (ii) such services are not in connection with the offer or sale of securities in a capital raising transaction.

(c)       Anything herein to the contrary notwithstanding, any recipient of an Award under the Plan must be includable in the definition of “employee” provided in the general instructions to Form S-8 Registration Statement under the Securities Act.

(d)       The grant of an Award shall not obligate an Employer to pay any employee, Outside Director, consultant, or advisor any particular amount of remuneration, to continue the employment of the employee or engagement of the Outside Director, consultant, or advisor after the grant, or to make further grants to the employee, Outside Director, consultant, or advisor at any time thereafter.

5.             Stock Options.

(a)       The Committee may make grants of Options to Participants. Except as otherwise provided herein, the Committee shall determine the number of shares for which Options are granted, the Option exercise price per share, whether the Options are Incentive Stock Options or Nonqualified Stock Options, and any other terms and conditions to which the Options are subject.

(b)       The exercise price of shares of Company Stock covered by an Option may be greater, less than or equal to the Fair Market Value of Company Stock on the Date of Grant, provided however, that the Exercise Price of an Incentive Stock Option will not be less than 100 percent of the Fair Market Value on the Date of Grant. Except as provided in Section 14, (i) the exercise price of an Option may not be decreased after the Date of Grant and (ii) a Participant may not surrender an Option in consideration for the grant of a new Option with a lower exercise price or another Award.

(c)       All Options granted hereunder shall be subject to the following terms and conditions:

(i)           All Options shall be evidenced by a written stock option agreement (the “Stock Option Agreement”) setting forth all the relevant terms of the Award.

(ii)          No Option shall be exercisable more than ten (10) years after the Date of Grant.

(iii)         The aggregate Fair Market Value, determined at the Date of Grant, of shares for which Incentive Stock Options become exercisable by a Participant during any calendar year shall not exceed $100,000 and any amount in excess of $100,000 shall be treated as a Non-Qualified Stock Option.

(iv)         If an Incentive Stock Option is granted to an employee who owns, at the Date of Grant, more than 10 percent of the total combined voting power of all classes of stock of the Company or an Affiliate, then (A) the option price of the shares subject to the Incentive Stock Option shall be at least 110% of the Fair Market Value of the Company Stock at the Date of Grant and (B) such Incentive Stock Option shall not be exercisable after the expiration of 5 years from the Date of Grant.

(v)         Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided in any Employment Agreement or as provided by the Committee in the grant of an Option and set forth in or incorporated into the Stock Option Agreement: (A) if the employment of an employee by, or the services of an Outside Director for, or consultant or advisor to, the Company or an Affiliate should be terminated for Cause or terminated voluntarily by the grantee, then any outstanding Option shall terminate immediately, (B) if such employment or services terminates for any other reason, any such Option exercisable as of the date of termination may be exercised at any time within three months of termination. For purposes of this subsection, (y) the retirement of an individual either pursuant to a pension or retirement plan maintained by the Company or an Affiliate or at the applicable normal retirement date prescribed from time to time by the Company shall be deemed to be termination of the individual’s employment other than voluntarily or for Cause, and (z) an individual who leaves the employ or services of the Company or an Affiliate to become an employee or Outside Director of, or a consultant or advisor to, an entity that has assumed the Option as a result of a corporate reorganization or the like shall not be considered to have terminated employment or services.

(vi)        Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided in any Employment Agreement or as provided by the Committee in the grant of an Option and set forth in or incorporated into the Stock Option Agreement, if the holder of an Option under the Plan ceases employment or services because of Disability while employed by, or while serving as an Outside Director for or a consultant or advisor to, the Company or an Affiliate, then such Option may, subject to the provisions of subsection (viii) below, be exercised at any time within one year after the termination of employment or services due to the Disability.

(vii)       Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided in any Employment Agreement or as provided by the Committee in the grant of an Option and set forth in or incorporated into the Stock Option Agreement, if the holder of an Option under the Plan dies (A) while employed by, or while serving as an Outside Director for or a consultant or advisor to, the Company or an Affiliate, or (B) within three months after the termination of employment or services other than voluntarily by the grantee or for Cause, then such Option may, subject to the provisions of subsection (viii) below, be exercised by the Participant’s Beneficiary at any time within one year after the Participant’s death.

(viii)      An Option may not be exercised after termination of employment, termination of directorship, termination of consulting or advisory services, Disability or death except to the extent that the holder was entitled to exercise the Option at the time of such termination or as otherwise provided in a currently effective written Employment Agreement, consulting agreement or other related agreement executed between the Company and the employee, Outside Director or consultant or advisor, and in any event may not be exercised after the expiration of the Option in accordance with the terms of the grant.

(ix)         The employment relationship of an employee of the Company or an Affiliate shall be treated as continuing intact while the employee is on military or sick leave or other bona fide leave of absence if such leave does not exceed 90 days or, if longer, so long as the employee’s right to reemployment is guaranteed either by statute or by contract.

(d)       The holder of any Option granted under the Plan shall have none of the rights of a stockholder with respect to the shares covered by the Option until such stock shall be transferred to the holder upon the exercise of the Option.

6.             Grants to Outside Directors. Awards, other than Incentive Stock Options, may be made to Outside Directors. The Committee shall have the power and complete discretion to select Outside Directors to receive Awards. The Committee shall have the complete discretion, under provisions consistent with Section 13, to determine the terms and conditions, the nature of the Award and the number of shares to be allocated as part of each Award for each Outside Director. The grant of an Award shall not obligate the Company to make further grants to the Outside Director at any time thereafter or to retain any person as a director for any period of time.

7.             INTENIONALLY OMITTED.

8.             INTENIONALLY OMITTED.

9.             Restricted Stock Awards.

(a)        The Committee may make grants of Restricted Stock to a Participant. The Committee shall establish as to each award of Restricted Stock the terms and conditions to which the Restricted Stock is subject, including the period of time before which all restrictions shall lapse and the Participant shall have full ownership of the Company Stock. The Committee in its discretion may award Restricted Stock without cash consideration. All Restricted Stock Awards shall be evidenced by a Restricted Stock Agreement setting forth all the relevant terms of the Award.

(b)       Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered or disposed of until the restrictions have lapsed or been removed. Certificates representing Restricted Stock shall be held by the Company until the restrictions lapse, and the Participant shall provide the Company with appropriate stock powers endorsed in blank.

10.           Method of Exercise of Options. The Options shall be exercised in accordance with the terms of the respective Option Agreement.

11.           Tax Withholding. Each Participant shall agree as a condition of receiving an Award payable in the form of Company Stock to pay to the Employer, or make arrangements satisfactory to the Employer regarding the payment to the Employer of, Applicable Withholding Taxes. Under procedures established by the Committee or its delegate, a Participant may elect to satisfy Applicable Withholding Taxes by (i) making a cash payment or authorizing additional withholding from cash compensation, (ii) delivering Mature Shares (valued at their Fair Market Value), or (iii) if the applicable Stock Option Agreement or Restricted Stock Agreement permits, having the Company retain that number of shares of Company Stock (valued at their Fair Market Value) that would satisfy all or a specified portion of the Applicable Withholding Taxes.

12.           Transferability of Awards. Awards shall not be transferable except by will or by the laws of descent and distribution.

13.           Administration of the Plan.

(a)        The Committee shall administer the Plan. Subject to the terms and conditions set forth in the Plan, the Committee shall have general authority to impose any term, limitation, or condition upon an Award that the Committee deems appropriate to achieve the objectives of the Award and of the Plan. The Committee may adopt rules and regulations for carrying out the Plan with respect to Participants and Beneficiaries. The interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive as to any Participant or Beneficiary.

(b)       The Committee shall have the power to amend the terms and conditions of previously granted Awards so long as the terms as amended are consistent with the terms of the Plan and provided that the consent of the Participant is obtained with respect to any amendment that would be detrimental to him or her, except that such consent will not be required if such amendment is for the purpose of complying with Rule 16b-3 or any requirement of the Code or of other securities laws applicable to the Award.

(c)       The Committee shall have the power and complete discretion (i) to delegate to any individual, or to any group of individuals employed by the Company or any Affiliate, the authority to grant Awards under the Plan and (ii) to determine the terms and limitations of any delegation of authority; provided, however, that the Committee may not delegate power and discretion to the extent such action would cause noncompliance with, or the imposition of penalties, excise taxes, or other sanctions under, applicable corporate law, Rule 16b-3, Code Section 162(m) or 409A, or any other applicable securities or tax law.

(d)        The Committee shall have the power to include one or more provisions in the terms of Award grants to provide for the cancellation of an outstanding Award in the event the Participant violates any agreement or other obligation dealing with non-competition, non-solicitation or protection of the Company’s confidential information.

14.           Change in Capital Structure; Change of Control.

(a)       Change in Capital Structure. In the event of a stock dividend, stock split, or combination of shares, share exchange, share distribution, recapitalization or merger in which the Company is the surviving corporation, a spin-off or split-off of a subsidiary or Affiliate, or other change in the Company’s capital stock (including, but not limited to, the creation or issuance to shareholders generally of rights, options, or warrants for the purchase of common stock or preferred stock of the Company), the aggregate number and kind of shares of stock or securities of the Company to be subject to the Plan and to Awards then outstanding or to be granted, the maximum number of shares or securities which may be delivered under the Plan under Sections 3, 5(b), or 8, the per share exercise price of Options, the terms of Awards, and other relevant provisions shall be proportionately and appropriately adjusted by the Committee in its discretion, and the determination of the Committee shall be binding on all persons. If the adjustment would produce fractional shares with respect to any unexercised Option, the Committee may adjust appropriately and in a nondiscriminatory manner the number of shares covered by the Option so as to eliminate the fractional shares.

(b)       Effect of Change in Control on Options and Stock Appreciation Rights. Subject to the terms of any Employment Agreement, the Committee may provide in an Award agreement for, or in the event of a Change in Control may take such actions as it deems appropriate to provide for, any one or more of the following:

(i)           Accelerated Vesting. The Committee may provide for the acceleration of the exercisability and vesting in connection with a Change in Control of any or all outstanding Options and Stock Appreciation Rights and shares acquired upon the exercise thereof upon such conditions, including termination of the Participant’s service prior to, upon, or following such Change in Control, and to such extent as the Committee shall determine.

(ii)          Assumption or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, either assume or continue the Company’s rights and obligations under any or all outstanding Options and Stock Appreciation Rights or substitute for any or all outstanding Options and Stock Appreciation Rights substantially equivalent options and stock appreciation rights (as the case may be) for the Acquiror’s stock. Any Options or Stock Appreciation Rights which are neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

(iii)         Cash-Out. The Committee may, in its sole discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Option or Stock Appreciation Right outstanding immediately prior to the Change in Control shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Company Stock subject to such canceled Option or Stock Appreciation Right in (A) cash, (B) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (C) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the excess of the Fair Market Value of the consideration to be paid per share of Company Stock in the Change in Control over the exercise price per share under such Option or Stock Appreciation Right (the “Spread”). In the event such determination is made by the Committee, the Spread (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of the vested portion (and unvested portion, if so determined by the Committee) of their canceled Options and Stock Appreciation Rights as soon as practicable following the date of the Change in Control.

(iv)         Effect of Change in Control on Restricted Stock Awards. The Committee may provide for the acceleration of the vesting of the shares subject to the Restricted Stock Award upon such conditions, including termination of the Participant’s services to the Company prior to, upon, or following such Change in Control, and to such extent as the Committee shall determine.

15.           Effective Date. The effective date of the Plan is April 21, 2017. The Plan shall be submitted to the shareholders of the Company for approval. Until (i) the Plan has been approved by the Company’s shareholders, and (ii) the requirements of any applicable federal or state securities laws have been met, no Restricted Stock shall be awarded, and no Option shall be granted or exercisable, that is not contingent on these events.

16.           Termination, Modification. If not sooner terminated by the Board, this Plan shall terminate at the close of business on April 20, 2027.  No Awards shall be made under the Plan after its termination. The Board may amend or terminate the Plan as it shall deem advisable; provided, however, that no change shall be made that increases the total number of shares of Company Stock reserved for issuance pursuant to Awards granted under the Plan (except pursuant to Section 14), or reduces the minimum exercise price for Options, or exchanges an Option for another Award, unless such change is authorized by the shareholders of the Company. Except as otherwise specifically provided herein, a termination or amendment of the Plan shall not, without the consent of the Participant, adversely affect a Participant’s rights under an Award previously granted to him or her.

17.           American Jobs Creation Act of 2004.

(a)       It is intended that the Plan comply in all applicable respects with Code Sections 409A(a)(2) through (4), as it may be amended from time to time, and any rulings, regulations, or other guidelines promulgated under either or both statutes (such statutes, rulings, regulations and other guidelines to be referred to collectively herein as “Section 409A”). This Plan, and any amendments thereto, shall therefore be interpreted and implemented at all times so as to (i) ensure compliance with Section 409A and (ii) avoid any penalty or early taxation of any payment or benefit under the Plan.

(b)       Anything herein to the contrary notwithstanding, the Board shall approve and implement such amendments as it deems necessary or desirable to ensure compliance with Section 409A and to avoid any penalty or early taxation of any payment or benefit under this Plan; provided, however, that no change shall be made that increases the total number of shares of Company Stock reserved for issuance pursuant to Awards granted under the Plan (except pursuant to Section 14), or reduces the minimum exercise price for Options, or exchanges an Option for another Award, unless such change is authorized by the shareholders of the Company. No such amendment shall require the consent of any Participant.

18.           Interpretation and Venue. Except to the extent preempted by applicable federal law, the terms of this Plan shall be governed by the laws of the State of Nevada without regard to its conflict of laws rules.